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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 1998

                                  GLIATECH INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                     0-20096                  34-1587242
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)          Identification Number)

 23420 Commerce Park Road, Cleveland, Ohio                         44122
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (216) 831-3200
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

                    GLIATECH ADCON(R)-L RECEIVES FDA APPROVAL

           -- FDA APPROVED TREATMENT TO INHIBIT SCARRING AND ADHESIONS
                           FOLLOWING LUMBAR SURGERY --

Cleveland, Ohio, May 28, 1998 -- Gliatech Inc. (Nasdaq: GLIA) today announced that ADCON(R)-L was approved for marketing in the United States by the U.S. Food and Drug Administration (FDA). ADCON(R)-L is designed to inhibit postsurgical scarring and adhesions following lumbar surgery.

"The introduction of ADCON(R)-L in the U.S. is a major step forward for Gliatech," said Thomas O. Oesterling, Ph.D., President and Chief Executive Officer of Gliatech Inc. "This is our first product launch in the U.S. and we are very excited about the prospects for ADCON(R)-L. ADCON(R)-L addresses a major unmet medical need and is an important advance in the area of inhibition of postsurgical scarring and adhesions."

Based on the most recent statistics available, in 1995, approximately 450,000 lumbar disc surgeries were performed in the United States. Scarring and adhesions occur as part of the natural healing process but can be problematic after surgery if the adhesions form around the tissues, nerves and organs causing them to bind and tether to each other and the surrounding tissues.

Results from the European clinical trial for ADCON(R)-L demonstrated that:

     * ADCON(R)-L statistically significantly reduced the incidence of postsurgical scarring and adhesions.
     * ADCON(R)-L statistically significantly reduced the incidence of postoperative activity- related pain.

"Patients benefit from ADCON(R)-L treatment through reduced scarring and adhesions resulting in less activity-related pain. ADCON(R)-L is a much-needed product in this area," said Joseph C. Maroon, M.D., investigator in the ADCON(R)-L study and Chairman of the Department of Neurosurgery at Allegheny General Hospital in Pittsburgh, Pennsylvania.

ADCON(R)-L Adhesion Control in a Barrier Gel is a proprietary resorbable gel, classified as a medical device, that provides a physical barrier to postsurgical adhesions involving the nerve roots of the spine. The product is applied by the surgeon at the surgical site and is naturally resorbed by the body.

To date, ADCON(R)-L has been used in approximately 12,000 surgeries worldwide and is available in 29 countries outside of the U.S.

Gliatech is a healthcare company engaged in the discovery, development and commercialization of therapeutic products based on the properties of glial cells, a major component of the nervous system. The Company applies its core glial research to developing innovative products for major unmet human health care needs.



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Certain statements in this Current Report on Form 8-K constitute "forward looking statements" that are subject to risks and uncertainties which may cause the actual results of the Company to be different from such statements. Such factors include, but are not limited to, uncertainty of market acceptance of the Company's products, delays in product development of ADCON(R) products, the potential market size for ADCON(R) products, and the uncertainty regarding regulatory approvals.

ADCON(R) is a registered trademark of Gliatech Inc.



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  GLIATECH INC.


Date:  May 28, 1998               By:  /s/ Rodney E. Dausch
                                       --------------------
                                       Name: Rodney E. Dausch
                                       Title: Vice President, Chief Financial
                                       Officer and Secretary